SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.


           AMRESCO RESIDENTIAL SECURITIES CORPORATION
                   MORTGAGE LOAN TRUST 1996-2
             MORTGAGE LOAN PASS-THROUGH CERTIFICATE
                           CLASS A-1
                  (7.425% Pass-Through Rate)*
  *As to any Payment Date after the Clean-Up Call Date, 7.925%

     Representing Certain Interests in the Group I Mortgage
          Loans Originated or Purchased and Serviced by

                  LONG BEACH MORTGAGE COMPANY

      (This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, AMRESCO Residential Securities Corporation, AMRESCO Residential Mortgage Corporation or Long Beach Mortgage Company. This Certificate represents a fractional ownership interest in the Mortgage Loans and certain other property held by the Trust.)

      Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer ("AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-2") or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No:  A-1-1                                    CUSIP:03215PAG4
                                              ISIN
                                       COMMON CODE

 $32,442,000              April 25, 1996            May 25, 2027
Original Certificate          Date                Final Scheduled
Principal Balance                                    Payment Date

                          Cede & Co.
                        Registered Owner

Trustee Authentication
BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Trustee
By:
Name:
Title:
       The registered Owner named above is the registered beneficial Owner of a fractional interest in (a) the Mortgage Loans in Group I (other than any principal and interest payments due thereon on or prior to the Cut-Off Date on any Mortgage Loan that is current as of Cut-Off Date) listed in Schedule I to the Pooling and Servicing Agreement which the Seller has caused to be delivered to the Trustee (and all substitutions therefor as provided by Section 3.03, 3.04, 3.05 and 3.06 of the Pooling and Servicing Agreement), together with the related Mortgage Loan documents and the Depositor's interest in any Property which secured a Mortgage Loan but which has been acquired by foreclosure or deed in lieu of foreclosure, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, the Pre-Funding Account and the Capitalized Interest Account together with investment earnings on such amounts and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, exclusive of investment earnings thereon (except as otherwise provided in the Pooling and Servicing Agreement), whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) the Certificate Insurance Policy issued under the Insurance Agreement;
(d) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing); and (e) certain of the Seller's rights under the Transfer Agreements that are being assigned to the Trust in the Pooling and Servicing Agreement to pay the Certificates as specified in the Pooling and Servicing Agreement.

      The Owner hereof is entitled to principal payments on each Payment Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance over the period from the date of initial issuance of the Certificates to the final Payment Date for the Class A-1 Certificates. Therefore, the actual Outstanding principal amount of this Certificate may, on any date subsequent to May 28, 1996 (the first Payment Date) be less than the original Certificate Principal Balance set forth above.

     The Owner hereof is required to send this Certificate to the Trustee prior to receiving the final distribution hereon. The Pooling and Servicing Agreement (as defined below) provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

      NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE  LOANS
ARE  INSURED  OR  GUARANTEED  BY THE  FEDERAL  DEPOSIT  INSURANCE
CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR  ANY
OTHER GOVERNMENTAL AGENCY.

       THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS. THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO MAY 28, 1996 (THE FIRST PAYMENT DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

      THIS  CERTIFICATE IS A PASS-THROUGH CERTIFICATE  ONLY  AND,
NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND  INTEREST,  NO
DEBT OF ANY PERSON IS REPRESENTED HEREBY.

      This Certificate is one of a Class of duly-authorized Certificates designated as AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-2, Mortgage Loan Pass-Through Certificates, Class A-1 (the "Class A-1 Certificates") and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of April 1, 1996 (the "Pooling and Servicing Agreement") by and among AMRESCO Residential Mortgage Corporation, in its capacity as the Seller (the "Seller"), AMRESCO Residential Securities Corporation, in its capacity as Depositor (the "Depositor"), Long Beach Mortgage Company, as a Servicer, Option One Mortgage Corporation as a Servicer (collectively, the "Servicers") and Bankers Trust Company of California, N.A., a national banking association, in its capacity as the Trustee (the "Trustee"), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are Certificates designated as AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-2 Mortgage Loan Pass-Through Certificates, Class A-2 (the "Class A-2 Certificates"), Class B-IO (the "Class B-IO Certificates") and Class R (Residual Interest) (the "Class R Certificates"). The Class A-1 Certificates and the Class A-2 Certificates shall be together referred to as the "Class A Certificates" and the Class A Certificates, the Class B-IO Certificates and the Class R Certificates are together referred to herein as the "Certificates." The Class A-1 Certificates are known as the "Fixed Rate Certificates." Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date") commencing May 28, 1996, the Owners of the Class A-1 Certificates as of the close of business on the last day of the calendar month immediately preceding the calendar month in which a Payment Date occurs (the "Record Date") will be entitled to receive the Class A-1 Distribution Amount relating to such Certificate on such Payment Date. Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Class A-1 Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

      Each Owner of record of a Class A-1 Certificate will be entitled to receive such Owner's Percentage Interest in the amounts due on such Payment Date to the Owners of the Class A-1 Certificates. The Percentage Interest of each Class A-1 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class A-1 Certificate on the Startup Day by the aggregate Class A-1 Certificate Principal Balance on the Startup Day.

     The Certificate Insurer is required, subject to the terms of the Certificate Insurance Policy to make Insured Payments available to the Trustee on or prior to the related Payment Date for distribution to the Owners. "Insured Payment" means with respect to either Mortgage Loan Group and as to any Payment Date
(i) the excess, if any, of (a) the sum of the related Current Interest and the then existing related Subordination Deficit, if any, over (b) the Total Available Funds to be actually distributed on such Payment Date on the Fixed Rate Certificates or the Class A-2 Certificates, as the case may be pursuant to
Section 7.03(c)(iv) of the Pooling and Servicing Agreement without regard to any related Insured Payment to be made with respect to such Payment Date), plus (ii) an amount equal to the Preference Amount with respect to the related Class of Class A Certificates.

      Upon receipt of amounts under the Certificate Insurance Policy on behalf of the Owners of the Class A Certificates, the Trustee shall distribute in accordance with the Pooling and Servicing Agreement such amounts (directly or through a Paying Agent) to the Owners of the appropriate Class of the Class A Certificates.

     The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

     The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and
Servicing Agreement permits the Servicer to enter into Subservicing Agreements with certain institutions eligible for appointment as Subservicers for the servicing and administration of certain Mortgage Loans. No appointment of any Subservicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

      This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, AMRESCO Residential Securities Corporation, AMRESCO Residential Mortgage Corporation or Long Beach Mortgage Company or any of their affiliates. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement) and payments received by the Trustee pursuant to the Certificate Insurance Policy, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

      No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

      Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner. The Owner of this Certificate, by its acceptance hereof, agrees, however, that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee or Paying Agent), to the owners of such Class A-1 Certificates, the Certificate Insurer will be subrogated to the rights of such Owners of Class A-1 Certificates with respect to such Insured Payment, shall be deemed to the extent of the payments so made to be a registered Owner of such Class A-1
Certificates and shall receive all future distributions of the Class A-1 Distribution Amount until all such Insured Payments by the Certificate Insurer have been fully reimbursed.

      The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policy of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate, (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate and
(c) at any time when a Qualified Liquidation of both Mortgage Loan Groups included within the REMIC Estate is effected as described below. To effect a termination of the Pooling and Servicing Agreement pursuant to clause (c) above, the Owners of all Certificates then Outstanding shall (i) unanimously direct the Trustee on behalf of the REMIC to adopt a plan of complete liquidation for each of the Mortgage Loan Groups, as contemplated by Section 860F(a)(4) of the Code and (ii) provide to the Trustee an opinion of counsel experienced in federal income tax matters acceptable to the Certificate Insurer and the Trustee to the effect that each such liquidation constitutes a Qualified Liquidation, and the Trustee shall either sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust, or shall distribute equitably in kind all of the assets of the Trust Estate to the remaining Owners of the Certificates, each in accordance with such plan, so that the liquidation or distribution of the Trust Estate, the distribution of any proceeds of the liquidation and the termination of the Pooling and Servicing Agreement occur no later than the close of the 90th day after the date of adoption of the plan of liquidation and such liquidation qualifies as a Qualified Liquidation.

      The Pooling and Servicing Agreement additionally provides that (i) the Owners of the Class R Certificates may, at their option, purchase from the Trust all remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Monthly Remittance Date, (ii) the Servicers may, at their option, purchase from the Trust all remaining Mortgage Loans serviced by the related Servicer and any other related property remaining in the Trust Estate and thereby effect early retirement of the Certificates on any Monthly Remittance Date on or after the Servicer Clean-Up Call Date and (iii) under certain circumstances relating to the qualification of the REMIC as a REMIC under the Code the Mortgage Loans may be sold, thereby effecting the early retirement of the Certificates.

      The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

     The Certificate Insurer or the Owners of the majority of the Percentage Interests represented by the Class A Certificates with the prior written consent of the Certificate Insurer have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

      The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Trustee, the Seller and the Servicer at any time and from time to time, with the prior written approval of the Certificate Insurer and not less than a majority of the Percentage Interest represented by each affected Class of Certificates then Outstanding, and in certain other circumstances provided for in the Pooling and Servicing Agreement may be amended without the consent of the Owners. Any such consent by the Owner at the time of the giving thereof, of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of Transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

      The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

      The Class A-1 Certificates are issuable only as registered Certificates in minimum denominations of $1,000 original Certificate Principal Balance. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-1 Certificates are exchangeable for new Class A-1 Certificates of authorized denominations evidencing the same aggregate principal amount.

      No service charge will be made for any such registration of transfer  or  exchange, but the Registrar or Trustee may  require
payment   of  a  sum  sufficient  to  cover  any  tax  or   other
governmental charge payable in connection therewith.

      The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary, except as may otherwise be specifically provided in the Pooling and Servicing Agreement with respect to the Certificate Insurer.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.



BANKERS TRUST COMPANY OF
                                   CALIFORNIA, N.A., as Trustee


                                   By:

                                   Name:

                                   Title:




            SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.
          AMRESCO RESIDENTIAL SECURITIES CORPORATION
                   MORTGAGE LOAN TRUST 1996-2
             MORTGAGE LOAN PASS-THROUGH CERTIFICATE
                           CLASS A-2
                 (Adjustable Pass-Through Rate)

     Representing Certain Interests in the Group II Mortgage
          Loans Originated or Purchased and Serviced by
                OPTION ONE MORTGAGE CORPORATION
          (This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, AMRESCO Residential Securities Corporation, AMRESCO Residential Mortgage Corporation or Option One Mortgage Corporation. This Certificate represents a fractional ownership interest in the Mortgage Loans and certain other property held by the Trust.)

           Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer ("AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-2") or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No:  A-2-1                                      CUSIP:  03215PAH2
                                                 ISIN: 03215PAH29
                                             Common Code: 6591752

  $200,000,000                                   July 25, 2027
Denomination             April 25, 1996          Final Scheduled
                              Date                Payment Date
  $225,000,000
Original Class A-2
Certificate Principal Balance            Cede & Co.
                        Registered Owner

Trustee Authentication
BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Trustee
By:
Name:
Title:
           The registered Owner named above is the registered beneficial Owner of a fractional interest in (a) the Mortgage Loans in Group II (other than any principal and interest payments due thereon on or prior to the Cut-Off Date on any Mortgage Loan that is current as of Cut-Off Date) listed in Schedule I to the Pooling and Servicing Agreement which the Seller has caused to be delivered to the Trustee (and all substitutions therefor as provided by Section 3.03, 3.04, 3.05 and 3.06 of the Pooling and Servicing Agreement), together with the related Mortgage Loan documents and the Depositor's interest in any Property which secured a Mortgage Loan but which has been acquired by foreclosure or deed in lieu of foreclosure, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, the Pre-Funding Account and the Capitalized Interest Account together with investment earnings on such amounts and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, exclusive of investment earnings thereon (except as otherwise provided in the Pooling and Servicing Agreement), whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) the Certificate Insurance Policy issued under the Insurance Agreement;
(d) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing); and (e) certain of the Seller's rights under the Transfer Agreements that are being assigned to the Trust in the Pooling and Servicing Agreement to pay the Certificates as specified in the Pooling and Servicing Agreement.

           The Owner hereof is entitled to principal payments on each Payment Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance over the period from the date of initial issuance of the Certificates to the final Payment Date for the Class A-2 Certificates. Therefore, the actual Outstanding principal amount of this Certificate may, on any date subsequent to May 28, 1996 (the first Payment Date) be less than the original Certificate Principal Balance set forth above.

           The Owner hereof is required to send this Certificate to the Trustee prior to receiving the final distribution hereon. The Pooling and Servicing Agreement (as defined below) provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

           NEITHER  THIS CERTIFICATE NOR THE UNDERLYING  MORTGAGE
LOANS  ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR  ANY
OTHER GOVERNMENTAL AGENCY.

           THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS. THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO MAY 28, 1996 (THE FIRST PAYMENT DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

           THIS  CERTIFICATE IS A PASS-THROUGH  CERTIFICATE  ONLY
AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST,
NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

           This Certificate is one of a Class of duly-authorized Certificates designated as AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-2, Mortgage Loan Pass-Through Certificates, Class A-2 (the "Class A-2 Certificates") and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of April 1, 1996 (the "Pooling and Servicing Agreement") by and among AMRESCO Residential Mortgage Corporation, in its capacity as the Seller (the "Seller"), AMRESCO Residential Securities Corporation, in its capacity as Depositor, (the "Depositor"), Long Beach Mortgage Company, as a Servicer, Option One Mortgage Corporation as a Servicer (collectively, the "Servicers") and Bankers Trust Company of California, N.A., a national banking association, in its capacity as the Trustee (the "Trustee"), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are Certificates designated as AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-2 Mortgage Loan Pass-Through Certificates, Class A-1 (the
"Class A-1 Certificates"), Class B-IO (the "Class B-IO Certificates") and Class R (Residual Interest) (the "Class R Certificates"). The Class A-1 Certificates and the Class A-2 Certificates shall be together referred to as the "Class A Certificates" and the Class A Certificates, the Class B-IO Certificates and the Class R Certificates are together referred to herein as the "Certificates." The Class A-1 Certificates are known as the "Fixed Rate Certificates." Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

          On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date") commencing May 28, 1996, the Owners of the Class A-2 Certificates as of the close of business on the day immediately preceding such Payment Date (the "Record Date") will be entitled to receive the Class A-2 Distribution Amount relating to such Certificate on such Payment Date. Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Class A-2 Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

          Each Owner of record of a Class A-2 Certificate will be entitled to receive such Owner's Percentage Interest in the amounts due on such Payment Date to the Owners of the Class A-2 Certificates. The Percentage Interest of each Class A-2 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class A-2 Certificate on the Startup Day by the aggregate Class A-2 Certificate Principal Balance on the Startup Day.

                The Certificate Insurer is required, subject to the terms of the Certificate Insurance Policy to make Insured Payments available to the Trustee on or prior to the related Payment Date for distribution to the Owners. "Insured Payment" means with respect to either Mortgage Loan Group and as to any
Payment  Date  (i)  the excess, if any, of (a)  the  sum  of  the related Current Interest and the then existing related Subordination Deficit, if any, over (b) the Total Available Funds to be actually distributed on such Payment Date on the Fixed Rate Certificates or the Class A-2 Certificates, as the case may be pursuant to Section 7.03(c)(iv) of the Pooling and Servicing Agreement without regard to any related Insured Payment to be made with respect to such Payment Date), plus (ii) an amount equal to the Preference Amount with respect to the related Class of Class A Certificates.

          Upon receipt of amounts under the Certificate Insurance Policy on behalf of the Owners of the Class A-2 Certificates, the Trustee shall distribute in accordance with the Pooling and Servicing Agreement such amounts (directly or through a Paying Agent) to the Owners of the Class A-2 Certificates.

           The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

           The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Subservicing Agreements with certain institutions eligible for appointment as Subservicers for the servicing and administration of certain Mortgage Loans. No appointment of any Subservicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

           This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, AMRESCO Residential Securities Corporation, AMRESCO Residential Mortgage Corporation or Option One Mortgage Corporation or any of their affiliates. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement) and payments received by the Trustee pursuant to the Certificate Insurance Policy, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

           No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

          Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner. The Owner of this Certificate, by its acceptance hereof, agrees, however, that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee or Paying Agent), to the owners of such Class A-2 Certificates, the Certificate Insurer will be subrogated to the rights of such Owners of Class A-2 Certificates with respect to such Insured Payment, shall be deemed to the extent of the payments so made to be a registered Owner of such Class A-2
Certificates and shall receive all future distributions of the Class A-2 Distribution Amount until all such Insured Payments by the Certificate Insurer have been fully reimbursed.

           The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policy of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate, (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate and
(c) at any time when a Qualified Liquidation of both Mortgage Loan Groups included within the REMIC Estate is effected as described below. To effect a termination of the Pooling and Servicing Agreement pursuant to clause (c) above, the Owners of all Certificates then Outstanding shall (i) unanimously direct the Trustee on behalf of the REMIC to adopt a plan of complete liquidation for each of the Mortgage Loan Groups, as contemplated by Section 860F(a)(4) of the Code and (ii) provide to the Trustee an opinion of counsel experienced in federal income tax matters acceptable to the Certificate Insurer and the Trustee to the effect that each such liquidation constitutes a Qualified Liquidation, and the Trustee shall either sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust, or shall distribute equitably in kind all of the assets of the Trust Estate to the remaining Owners of the Certificates, each in accordance with such plan, so that the liquidation or distribution of the Trust Estate, the distribution of any proceeds of the liquidation and the termination of the Pooling and Servicing Agreement occur no later than the close of the 90th day after the date of adoption of the plan of liquidation and such liquidation qualifies as a Qualified Liquidation.

            The Pooling and Servicing Agreement additionally provides that (i) the Owners of the Class R Certificates may, at their option, purchase from the Trust all remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Monthly Remittance Date, (ii) the Servicers may, at their option, purchase from the Trust all remaining Mortgage Loans serviced by the related Servicer and any other related property remaining in the Trust Estate and thereby effect early retirement of the Certificates on any Monthly Remittance Date on or after the Servicer Clean-Up Call Date and (iii) under certain circumstances relating to the qualification of the REMIC as a REMIC under the Code the Mortgage Loans may be sold, thereby effecting the early retirement of the Certificates.

          The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

           The Certificate Insurer or the Owners of the majority of the Percentage Interests represented by the Class A Certificates with the prior written consent of the Certificate Insurer have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

           As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

           The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Trustee, the Seller and the Servicer at any time and from time to time, with the prior written approval of the Certificate Insurer and not less than a majority of the Percentage Interest represented by each affected Class of Certificates then Outstanding, and in certain other circumstances provided for in the Pooling and Servicing Agreement may be amended without the consent of the Owners. Any such consent by the Owner at the time of the giving thereof, of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of Transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

           The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

           The Class A-2 Certificates are issuable only as registered Certificates in minimum denominations of $1000 original Certificate Principal Balance. As provided in the
Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-2 Certificates are exchangeable for new Class A-2 Certificates of authorized denominations evidencing the same aggregate principal amount.

            No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary, except as may otherwise be specifically provided in the Pooling and Servicing Agreement with respect to the Certificate Insurer.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.


                                   BANKERS TRUST
                                   COMPANY OF CALIFORNIA, N.A.
                                     as Trustee


                                   By:

                                   Name:

                                   Title:



            SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.
          AMRESCO RESIDENTIAL SECURITIES CORPORATION
                   MORTGAGE LOAN TRUST 1996-2
             MORTGAGE LOAN PASS-THROUGH CERTIFICATE
                           CLASS A-2
                 (Adjustable Pass-Through Rate)

     Representing Certain Interests in the Group II Mortgage
          Loans Originated or Purchased and Serviced by
                OPTION ONE MORTGAGE CORPORATION
          (This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, AMRESCO Residential Securities Corporation, AMRESCO Residential Mortgage Corporation or Option One Mortgage Corporation. This Certificate represents a fractional ownership interest in the Mortgage Loans and certain other property held by the Trust.)

           Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer ("AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-2") or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No:  A-2-2                                      CUSIP:  03215PAH2
                                                 ISIN: 03215PAH29
                                             Common Code: 6591752

  $25,000,000                                    July 25, 2027
Denomination             April 25, 1996          Final Scheduled
                              Date                Payment Date
  $225,000,000
Original Class A-2
Certificate Principal Balance            Cede & Co.
                                      Registered Owner

Trustee Authentication
BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Trustee
By:
Name:
Title:
           The registered Owner named above is the registered beneficial Owner of a fractional interest in (a) the Mortgage Loans in Group II (other than any principal and interest payments due thereon on or prior to the Cut-Off Date on any Mortgage Loan that is current as of Cut-Off Date) listed in Schedule I to the Pooling and Servicing Agreement which the Seller has caused to be delivered to the Trustee (and all substitutions therefor as provided by Section 3.03, 3.04, 3.05 and 3.06 of the Pooling and Servicing Agreement), together with the related Mortgage Loan documents and the Depositor's interest in any Property which secured a Mortgage Loan but which has been acquired by foreclosure or deed in lieu of foreclosure, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, the Pre-Funding Account and the Capitalized Interest Account together with investment earnings on such amounts and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, exclusive of investment earnings thereon (except as otherwise provided in the Pooling and Servicing Agreement), whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) the Certificate Insurance Policy issued under the Insurance Agreement;
(d) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing); and (e) certain of the Seller's rights under the Transfer Agreements that are being assigned to the Trust in the Pooling and Servicing Agreement to pay the Certificates as specified in the Pooling and Servicing Agreement.

           The Owner hereof is entitled to principal payments on each Payment Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance over the period from the date of initial issuance of the Certificates to the final Payment Date for the Class A-2 Certificates. Therefore, the actual Outstanding principal amount of this Certificate may, on any date subsequent to May 28, 1996 (the first Payment Date) be less than the original Certificate Principal Balance set forth above.

           The Owner hereof is required to send this Certificate to the Trustee prior to receiving the final distribution hereon. The Pooling and Servicing Agreement (as defined below) provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

           NEITHER  THIS CERTIFICATE NOR THE UNDERLYING  MORTGAGE
LOANS  ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR  ANY
OTHER GOVERNMENTAL AGENCY.

           THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS. THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO MAY 28, 1996 (THE FIRST PAYMENT DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

           THIS  CERTIFICATE IS A PASS-THROUGH  CERTIFICATE  ONLY
AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST,
NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

           This Certificate is one of a Class of duly-authorized Certificates designated as AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-2, Mortgage Loan Pass-Through Certificates, Class A-2 (the "Class A-2 Certificates") and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of April 1, 1996 (the "Pooling and Servicing Agreement") by and among AMRESCO Residential Mortgage Corporation, in its capacity as the Seller (the "Seller"), AMRESCO Residential Securities Corporation, in its capacity as Depositor, (the "Depositor"), Long Beach Mortgage Company, as a Servicer, Option One Mortgage Corporation as a Servicer (collectively, the "Servicers") and Bankers Trust Company of California, N.A., a national banking association, in its capacity as the Trustee (the "Trustee"), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are Certificates designated as AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-2 Mortgage Loan Pass-Through Certificates, Class A-1 (the
"Class A-1 Certificates"), Class B-IO (the "Class B-IO Certificates") and Class R (Residual Interest) (the "Class R Certificates"). The Class A-1 Certificates and the Class A-2 Certificates shall be together referred to as the "Class A Certificates" and the Class A Certificates, the Class B-IO Certificates and the Class R Certificates are together referred to herein as the "Certificates." The Class A-1 Certificates are known as the "Fixed Rate Certificates." Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

          On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date") commencing May 28, 1996, the Owners of the Class A-2 Certificates as of the close of business on the day immediately preceding such Payment Date (the "Record Date") will be entitled to receive the Class A-2 Distribution Amount relating to such Certificate on such Payment Date. Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Class A-2 Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

          Each Owner of record of a Class A-2 Certificate will be entitled to receive such Owner's Percentage Interest in the amounts due on such Payment Date to the Owners of the Class A-2 Certificates. The Percentage Interest of each Class A-2 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class A-2 Certificate on the Startup Day by the aggregate Class A-2 Certificate Principal Balance on the Startup Day.

                The Certificate Insurer is required, subject to the terms of the Certificate Insurance Policy to make Insured Payments available to the Trustee on or prior to the related Payment Date for distribution to the Owners. "Insured Payment" means with respect to either Mortgage Loan Group and as to any
Payment  Date  (i)  the excess, if any, of (a)  the  sum  of  the related Current Interest and the then existing related Subordination Deficit, if any, over (b) the Total Available Funds to be actually distributed on such Payment Date on the Fixed Rate Certificates or the Class A-2 Certificates, as the case may be pursuant to Section 7.03(c)(iv) of the Pooling and Servicing Agreement without regard to any related Insured Payment to be made with respect to such Payment Date), plus (ii) an amount equal to the Preference Amount with respect to the related Class of Class A Certificates.

          Upon receipt of amounts under the Certificate Insurance Policy on behalf of the Owners of the Class A-2 Certificates, the Trustee shall distribute in accordance with the Pooling and Servicing Agreement such amounts (directly or through a Paying Agent) to the Owners of the Class A-2 Certificates.

           The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

           The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement permits the Servicer to enter into Subservicing Agreements with certain institutions eligible for appointment as Subservicers for the servicing and administration of certain Mortgage Loans. No appointment of any Subservicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

           This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, AMRESCO Residential Securities Corporation, AMRESCO Residential Mortgage Corporation or Option One Mortgage Corporation or any of their affiliates. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement) and payments received by the Trustee pursuant to the Certificate Insurance Policy, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

           No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

          Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner. The Owner of this Certificate, by its acceptance hereof, agrees, however, that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee or Paying Agent), to the owners of such Class A-2 Certificates, the Certificate Insurer will be subrogated to the rights of such Owners of Class A-2 Certificates with respect to such Insured Payment, shall be deemed to the extent of the payments so made to be a registered Owner of such Class A-2
Certificates and shall receive all future distributions of the Class A-2 Distribution Amount until all such Insured Payments by the Certificate Insurer have been fully reimbursed.

           The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policy of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate, (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate and
(c) at any time when a Qualified Liquidation of both Mortgage Loan Groups included within the REMIC Estate is effected as described below. To effect a termination of the Pooling and Servicing Agreement pursuant to clause (c) above, the Owners of all Certificates then Outstanding shall (i) unanimously direct the Trustee on behalf of the REMIC to adopt a plan of complete liquidation for each of the Mortgage Loan Groups, as contemplated by Section 860F(a)(4) of the Code and (ii) provide to the Trustee an opinion of counsel experienced in federal income tax matters acceptable to the Certificate Insurer and the Trustee to the effect that each such liquidation constitutes a Qualified Liquidation, and the Trustee shall either sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust, or shall distribute equitably in kind all of the assets of the Trust Estate to the remaining Owners of the Certificates, each in accordance with such plan, so that the liquidation or distribution of the Trust Estate, the distribution of any proceeds of the liquidation and the termination of the Pooling and Servicing Agreement occur no later than the close of the 90th day after the date of adoption of the plan of liquidation and such liquidation qualifies as a Qualified Liquidation.

            The Pooling and Servicing Agreement additionally provides that (i) the Owners of the Class R Certificates may, at their option, purchase from the Trust all remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Monthly Remittance Date, (ii) the Servicers may, at their option, purchase from the Trust all remaining Mortgage Loans serviced by the related Servicer and any other related property remaining in the Trust Estate and thereby effect early retirement of the Certificates on any Monthly Remittance Date on or after the Servicer Clean-Up Call Date and (iii) under certain circumstances relating to the qualification of the REMIC as a REMIC under the Code the Mortgage Loans may be sold, thereby effecting the early retirement of the Certificates.

          The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

           The Certificate Insurer or the Owners of the majority of the Percentage Interests represented by the Class A Certificates with the prior written consent of the Certificate Insurer have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

           As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

           The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Trustee, the Seller and the Servicer at any time and from time to time, with the prior written approval of the Certificate Insurer and not less than a majority of the Percentage Interest represented by each affected Class of Certificates then Outstanding, and in certain other circumstances provided for in the Pooling and Servicing Agreement may be amended without the consent of the Owners. Any such consent by the Owner at the time of the giving thereof, of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of Transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

           The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

           The Class A-2 Certificates are issuable only as registered Certificates in minimum denominations of $1000 original Certificate Principal Balance. As provided in the
Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-2 Certificates are exchangeable for new Class A-2 Certificates of authorized denominations evidencing the same aggregate principal amount.

            No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary, except as may otherwise be specifically provided in the Pooling and Servicing Agreement with respect to the Certificate Insurer.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.


                                   BANKERS TRUST
                                   COMPANY OF CALIFORNIA, N.A.
                                     as Trustee


                                   By:

                                   Name:

                                   Title:



AMRESCO Residential Securities Corporation Mortgage Loan Trust  1
996-2
            Mortgage Loan PASS-THROUGH CERTIFICATE
              INTEREST-ONLY CLASS B-IO CERTIFICATE

      Representing Certain Interests Relating to a Pool of
Mortgage Loans formed by AMRESCO Residential Securities Corporat ion and Serviced by

                  LONG BEACH MORTGAGE COMPANY
                OPTION ONE MORTGAGE CORPORATION
                          as Servicers


      This  certificate does not represent an interest in, or  an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, AMRESCO Residential Securities Corporation, AMRESCO Residential Mortgage Corporation or Long Beach Mortgage Company or Option One Mortgage Corporation. This certificate represents a fractional ownership interest in the Mortgage Loans as described herein, moneys in certain Accounts created pursuant to the Pooling and Servicing Agreement and certain other rights relating thereto and is payable only from amounts received by the Trustee relating to the Mortgage Loans held by the Trust.

No.:  B-IO-1


                         April 25, 1996
                              Date


     100%
Percentage Interest                             Final Scheduled
                                                Distribution Date


                        Registered Owner

Trustee Authentication

Bankers Trust Company of California, N.A., as Trustee


By:  _____________________

Name:  ___________________

Title:  ____________________

Date of Authentication:  _________________________
       The registered Owner named above is the registered beneficial Owner of a fractional interest in (a) the Mortgage Loans (other than any principal and interest payments due thereon on or prior to the Cut-Off Date on any Mortgage Loan that is current as of Cut-Off Date) listed in Schedule I to the Pooling and Servicing Agreement which the Seller has caused to be delivered to the Trustee (and all substitutions therefor as provided by Section 3.03, 3.04, 3.05 and 3.06 of the Pooling and Servicing Agreement), together with the related Mortgage Loan documents and the Depositor's interest in any Property which secured a Mortgage Loan but which has been acquired by foreclosure or deed in lieu of foreclosure, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, the Pre-Funding Account and the Capitalized Interest Account together with investment earnings on such amounts and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, exclusive of investment earnings thereon (except as otherwise provided in the Pooling and Servicing Agreement), whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) the Certificate Insurance Policy issued under the Insurance Agreement;
(d) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing); and (e) certain of the Seller's rights under the Transfer Agreements that are being assigned to the Trust in the Pooling and Servicing Agreement to pay the Certificates as specified in the Pooling and Servicing Agreement.

     The Owner hereof is required to send this Certificate to the Trustee prior to receiving the final distribution hereon. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

     THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 AND CLASS A-2 CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

      THIS  CERTIFICATE IS A PASS-THROUGH CERTIFICATE  ONLY  AND,
NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND  INTEREST,  NO
DEBT OF ANY PERSON IS REPRESENTED HEREBY.

      NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE  LOANS
ARE  INSURED  OR  GUARANTEED  BY THE  FEDERAL  DEPOSIT  INSURANCE
CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR  ANY
OTHER GOVERNMENTAL AGENCY.

     THIS CERTIFICATE IS AN INTEREST ONLY CERTIFICATE  THE HOLDER
OF  THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTION OF
PRINCIPAL WITH RESPECT TO THE MORTGAGE LOANS.

      This Certificate is one of a Class of duly-authorized Certificates designated as AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-2, Mortgage Loan Pass-Through Certificates, Class B-IO (the "Class B-IO Certificates") and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of April 1, 1996 (the "Pooling and Servicing Agreement") by and among AMRESCO Residential Mortgage Corporation, in its capacity as the Seller (the "Seller"), AMRESCO Residential Securities Corporation, in its capacity as Depositor, (the "Depositor"), Long Beach Mortgage Company, as a Servicer, Option One Mortgage Corporation as a Servicer (collectively, the "Servicers") and Bankers Trust Company of California, N.A., a national banking association, in its capacity as the Trustee (the "Trustee"), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are Certificates designated as AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-2 Mortgage Loan Pass-Through Certificates, Class A-1 (the "Class A-1 Certificates"), Class A-2 (the "Class A-2 Certificates") and Class R (Residual Interest) (the "Class R Certificates"). The Class A-1 Certificates and the Class A-2 Certificates shall be together referred to as the "Class A Certificates" and the Class A Certificates, the Class B-IO Certificates and the Class R Certificates are together referred to herein as the "Certificates." The Class A-1 Certificates are known as the "Fixed Rate Certificates." Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date") commencing May 28, 1996, the Holders of the Class B-IO Certificates as of the close of business on the last business day of the calendar month immediately preceding the calendar month in which such Payment Date occurs (the "Record Date") will be entitled to receive the Class B-IO Distribution Amount (as defined in the Pooling and Servicing Agreement) relating to such Payment Date. Distributions will be made in immediately available funds to such Owners, by wire transfer or otherwise, to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee at least 5 business days prior to the related record date, or by check mailed to the address of the person entitled thereto as it appears on the Register.

      Each Owner of record of a Class B-IO Certificate will be entitled to receive such Owner's Percentage Interest in the amounts due on such Payment Date to the Holders of the Class B-IO Certificates. The Percentage Interest of each Class B-IO Certificate as of any date of determination will be equal to the percentage interest set forth on such Class B-IO Certificate.

     The Trustee or any duly appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable to any Holder shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

     The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and
Servicing Agreement permits the Servicer to enter into Subservicing Agreements with certain institutions eligible for appointment as Subservicers for the servicing and administration of certain Mortgage Loans. No appointment of any Subservicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

      This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, the AMRESCO Residential Securities Corporation or AMRESCO Residential Mortgage Corporation or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Accounts (except as otherwise provided in the Pooling and Servicing Agreement), all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

      No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms hereof.

      Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

      The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policy of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate, (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate and
(c) at any time when a Qualified Liquidation of both Mortgage Loan Groups included within the REMIC Estate is effected as described below. To effect a termination of the Pooling and Servicing Agreement pursuant to clause (c) above, the Owners of all Certificates then Outstanding shall (i) unanimously direct the Trustee on behalf of the REMIC to adopt a plan of complete liquidation for each of the Mortgage Loan Groups, as contemplated by Section 860F(a)(4) of the Code and (ii) provide to the Trustee an opinion of counsel experienced in federal income tax matters acceptable to the Certificate Insurer and the Trustee to the effect that each such liquidation constitutes a Qualified Liquidation, and the Trustee shall either sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust, or shall distribute equitably in kind all of the assets of the Trust Estate to the remaining Owners of the Certificates, each in accordance with such plan, so that the liquidation or distribution of the Trust Estate, the distribution of any proceeds of the liquidation and the termination of the Pooling and Servicing Agreement occur no later than the close of the 90th day after the date of adoption of the plan of liquidation and such liquidation qualifies as a Qualified Liquidation.

      The Pooling and Servicing Agreement additionally provides that (i) the Owners of the Class R Certificates may, at their option, purchase from the Trust all remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Monthly Remittance Date, (ii) the Servicers may, at their option, purchase from the Trust all remaining Mortgage Loans serviced by the related Servicer and any other related property remaining in the Trust Estate and thereby effect early retirement of the Certificates on any Monthly Remittance Date on or after the Servicer Clean-Up Call Date and (iii) under certain circumstances relating to the qualification of the REMIC as a REMIC under the Code the Mortgage Loans may be sold, thereby effecting the early retirement of the Certificates.

      The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

      The Certificate Insurer or the Owners of a majority of the Percentage Interests represented by the Class A Certificates then outstanding with the prior written consent of the Certificate Insurer have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

      The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Trustee, the Seller and the Servicer at any time and from time to time, with the prior written approval of the Certificate Insurer and of each Account Party and not less than a majority of the Percentage Interest represented by each affected Class of Certificates then Outstanding, and in certain other circumstances provided for in the Pooling and Servicing Agreement may be amended without the consent of the Owners. Any such consent by the Owner at the time of the giving thereof, of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of Transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

      The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

      The Class B-IO Certificates are issuable only as registered Certificates in minimum percentage interests of all interests in the Class B-IO Certificates. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class B-IO Certificates are exchangeable for new Class B-IO Certificates of the same percentage interest as the Class B-IO Certificates exchanged.

      No service charge will be made for any such registration of transfer  or  exchange, but the Registrar or Trustee may  require
payment   of  a  sum  sufficient  to  cover  any  tax  or   other
governmental charge payable in connection therewith.

      The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary, except as may otherwise be specifically provided in the Pooling and Servicing Agreement with respect to the Certificate Insurer.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                   BANKERS TRUST
                                   COMPANY OF CALIFORNIA, N.A.,
                                   as Trustee


                                   By:

                                   Name:

                                   Title:




      SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A CLASS OF "RESIDUAL INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

       THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE MADE ONLY IN A TRANSACTION EXEMPT FROM THE
REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      TRANSFER OF THIS CLASS R CERTIFICATE IS RESTRICTED AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT. NO TRANSFER OF
THIS CLASS R CERTIFICATE MAY BE MADE TO A "DISQUALIFIED ORGANIZATION" AS DEFINED IN SECTION 860E(e)(5) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). SUCH TERM INCLUDES THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN CERTAIN TAXABLE INSTRUMENTALITIES), ANY COOPERATIVE ORGANIZATION FURNISHING ELECTRIC ENERGY OR PROVIDING TELEPHONE SERVICE TO PERSONS IN RURAL AREAS, OR ANY ORGANIZATION (OTHER THAN A FARMER'S COOPERATIVE) THAT IS EXEMPT FROM FEDERAL INCOME TAX UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX ON UNRELATED BUSINESS INCOME. NO TRANSFER OF THIS CLASS R CERTIFICATE WILL BE REGISTERED BY THE CERTIFICATE REGISTRAR UNLESS THE PROPOSED TRANSFEREE HAS DELIVERED AN AFFIDAVIT AFFIRMING, AMONG OTHER
THINGS, THAT THE PROPOSED TRANSFEREE IS NOT A DISQUALIFIED ORGANIZATION AND IS NOT ACQUIRING THE CLASS R CERTIFICATE FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION. A COPY OF THE FORM OF AFFIDAVIT REQUIRED OF EACH PROPOSED TRANSFEREE IS ON FILE AND AVAILABLE FROM THE TRUSTEE.

      A TRANSFER IN VIOLATION OF THE APPLICABLE RESTRICTIONS MAY GIVE RISE TO A SUBSTANTIAL TAX UPON THE TRANSFEROR OR, IN CERTAIN CASES, UPON AN AGENT ACTING FOR THE TRANSFEREE. A PASS-THROUGH
ENTITY THAT HOLDS THIS CLASS R CERTIFICATE AND THAT HAS A DISQUALIFIED ORGANIZATION AS A RECORD OWNER IN ANY TAXABLE YEAR GENERALLY WILL BE SUBJECT TO A TAX FOR EACH SUCH YEAR EQUAL TO THE PRODUCT OF (A) THE AMOUNT OF EXCESS INCLUSIONS WITH RESPECT TO THE PORTION OF THIS CERTIFICATE OWNED THROUGH SUCH PASS-THROUGH ENTITY BY SUCH DISQUALIFIED ORGANIZATION, AND (B)
THE HIGHEST MARGINAL FEDERAL TAX RATE ON CORPORATIONS. FOR PURPOSES OF THE PRECEDING SENTENCE, THE TERM "PASS-THROUGH" ENTITY INCLUDES REGULATED INVESTMENT COMPANIES, REAL ESTATE INVESTMENT TRUSTS, COMMON TRUST FUNDS, PARTNERSHIPS, TRUSTS, ESTATES, COOPERATIVES TO WHICH PART I OF SUBCHAPTER 1T OF THE CODE APPLIES AND, EXCEPT AS PROVIDED IN REGULATIONS, NOMINEES.

      NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE  LOANS
ARE  INSURED  OR  GUARANTEED  BY THE  FEDERAL  DEPOSIT  INSURANCE
CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR  ANY
OTHER GOVERNMENTAL AGENCY.


          AMRESCO RESIDENTIAL SECURITIES CORPORATION
                   MORTGAGE LOAN TRUST 1996-2
             MORTGAGE LOAN PASS-THROUGH CERTIFICATE
                            CLASS R
                      (Residual Interest)

      Representing Certain Interests Relating to a Pool of
      Conventional Mortgage Loans Originated or Purchased
                        and Serviced by

                  LONG BEACH MORTGAGE COMPANY
                OPTION ONE MORTGAGE CORPORATION

      (This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, AMRESCO Residential Securities Corporation, AMRESCO Residential Mortgage Corporation, Long Beach Mortgage Company or Option One Mortgage Corporation. This Certificate represents a fractional residual ownership interest in the Trust Estate.)

No:  R - 1                             April 25, 1996
                                             Date
Percentage Interest     99.999 %
                                     Final Scheduled Payment Date


                        Registered Owner

    The registered Owner named above is the registered beneficial Owner of a fractional interest in (a) the Mortgage Loans (other than any principal and interest payments due thereon on or prior to the Cut-Off Date on any Mortgage Loan that is current as of Cut-Off Date) listed in Schedule I to the Pooling and Servicing Agreement which the Seller has caused to be delivered to the Trustee (and all substitutions therefor as provided by Section 3.03, 3.04, 3.05 and 3.06 of the Pooling and Servicing Agreement), together with the related Mortgage Loan documents and the Depositor's interest in any Property which secured a Mortgage Loan but which has been acquired by foreclosure or deed in lieu of foreclosure, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, the Pre-Funding Account and the Capitalized Interest Account together with investment earnings on such amounts and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, exclusive of investment earnings thereon (except as otherwise provided in the Pooling and Servicing Agreement), whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) the Certificate Insurance Policy issued under the Insurance Agreement; (d) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing); and (e) certain of the Seller's rights under the Transfer Agreements that are being assigned to the Trust in the Pooling and Servicing Agreement to pay the Certificates as specified in the Pooling and Servicing Agreement.

     THIS  CERTIFICATE  IS A PASS-THROUGH CERTIFICATE  ONLY  AND,
NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND  INTEREST,  NO
DEBT OF ANY PERSON IS REPRESENTED HEREBY.

Trustee Authentication

BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Trustee


By:

Name:

Title:

Date of Authentication:
      This Certificate is one of a Class of duly-authorized Certificates designated as AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-2, Mortgage Loan Pass-Through Certificates, Class R (the "Class R Certificates") and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of April 1, 1996 (the "Pooling and Servicing Agreement") by and among AMRESCO Residential Mortgage Corporation, in its capacity as the Seller (the "Seller"), AMRESCO Residential Securities Corporation, in its capacity as Depositor, (the "Depositor"), Long Beach Mortgage Company, as a Servicer, Option One Mortgage Corporation as a Servicer (collectively, the "Servicers") and Bankers Trust Company of California, N.A., a national banking association, in its capacity as the Trustee (the "Trustee"), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are Certificates designated as AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-2 Mortgage Loan Pass-Through Certificates, Class A-1 (the "Class A-1 Certificates"), Class A-2 (the "Class A-2 Certificates") and Class B-IO (the "Class B-IO Certificates"). The Class A-1 Certificates and the Class A-2 Certificates shall be together referred  to  as  the  "Class A Certificates"  and  the  Class  A
Certificates,  the  Class  B-IO  Certificates  and  the  Class  R
Certificates are together referred to herein as the "Certificates." The Class A-1 Certificates are known as the "Fixed Rate Certificates." Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date") commencing May 28, 1996, each Owner of a Class R Certificate as of the close of business on the last day of the calendar month immediately preceding the calendar month in which a Payment Date occurs (the "Record Date") will be entitled to receive the Residual Net Monthly Excess Cashflow relating to such Certificate on such Payment Date. Distributions will be made in immediately available funds to Owners of Class R Certificates having an aggregate Percentage Interest of at least 10% (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

     The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

     The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and
Servicing Agreement permits the Servicer to enter into Subservicing Agreements with certain institutions eligible for appointment as Subservicers for the servicing and administration of certain Mortgage Loans. No appointment of any Subservicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

      This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, AMRESCO Residential Securities Corporation, AMRESCO Residential Mortgage Corporation or Long Beach Mortgage Company or any of their affiliates. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement) and payments received by the Trustee pursuant to the Certificate Insurance Policy, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

      No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

      Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

      The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policy of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate, (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate and
(c) at any time when a Qualified Liquidation of both Mortgage Loan Groups included within the REMIC Estate is effected as described below. To effect a termination of the Pooling and Servicing Agreement pursuant to clause (c) above, the Owners of all Certificates then Outstanding shall (i) unanimously direct the Trustee on behalf of the REMIC to adopt a plan of complete liquidation for each of the Mortgage Loan Groups, as contemplated by Section 860F(a)(4) of the Code and (ii) provide to the Trustee an opinion of counsel experienced in federal income tax matters acceptable to the Certificate Insurer and the Trustee to the effect that each such liquidation constitutes a Qualified Liquidation, and the Trustee shall either sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust, or shall distribute equitably in kind all of the assets of the Trust Estate to the remaining Owners of the Certificates, each in accordance with such plan, so that the liquidation or distribution of the Trust Estate, the distribution of any proceeds of the liquidation and the termination of the Pooling and Servicing Agreement occur no later than the close of the 90th day after the date of adoption of the plan of liquidation and such liquidation qualifies as a Qualified Liquidation.

      The Pooling and Servicing Agreement additionally provides that (i) the Owners of the Class R Certificates may, at their option, purchase from the Trust all remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Monthly Remittance Date, (ii) the Servicers may, at their option, purchase from the Trust all remaining Mortgage Loans serviced by the related Servicer and any other related property remaining in the Trust Estate and thereby effect early retirement of the Certificates on any Monthly Remittance Date on or after the Servicer Clean-Up Call Date and (iii) under certain circumstances relating to the qualification of the REMIC as a REMIC under the Code the Mortgage Loans may be sold, thereby effecting the early retirement of the Certificates.

      The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

      The Certificate Insurer or the Owners of a majority of the Percentage Interests represented by the Class A Certificates, Class B-IO Certificates and the Class R Certificates, then outstanding with the prior written consent of the Certificate Insurer have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like aggregate fractional undivided interest in the REMIC will be issued to the designated transferee or transferees.

      The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Trustee, the Seller and the Servicer at any time and from time to time, with the prior written approval of the Certificate Insurer and not less than a majority of the Percentage Interest represented by each affected Class of Certificates then Outstanding, and in certain other circumstances provided for in the Pooling and Servicing Agreement may be amended without the consent of the Owners. Any such consent by the Owner at the time of the giving thereof, of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of Transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

      The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

      The Class R Certificates are issuable only as registered Certificates. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class R Certificates are exchangeable for new Class R Certificates evidencing the same Percentage Interest as the Class R Certificates exchanged.

      No service charge will be made for any such registration of transfer  or  exchange, but the Registrar or Trustee may  require
payment   of  a  sum  sufficient  to  cover  any  tax  or   other
governmental charge payable in connection therewith.

      The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary, except as may otherwise be specifically provided in the Pooling and Servicing Agreement with respect to the Certificate Insurer.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                   BANKERS TRUST
                                   COMPANY OF CALIFORNIA, N.A.,
                                   as Trustee


                                   By:

                                   Name:

                                   Title:


      SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A CLASS OF "RESIDUAL INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

       THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE MADE ONLY IN A TRANSACTION EXEMPT FROM THE
REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      TRANSFER OF THIS CLASS R CERTIFICATE IS RESTRICTED AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT. NO TRANSFER OF
THIS CLASS R CERTIFICATE MAY BE MADE TO A "DISQUALIFIED ORGANIZATION" AS DEFINED IN SECTION 860E(e)(5) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). SUCH TERM INCLUDES THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN CERTAIN TAXABLE INSTRUMENTALITIES), ANY COOPERATIVE ORGANIZATION FURNISHING ELECTRIC ENERGY OR PROVIDING TELEPHONE SERVICE TO PERSONS IN RURAL AREAS, OR ANY ORGANIZATION (OTHER THAN A FARMER'S COOPERATIVE) THAT IS EXEMPT FROM FEDERAL INCOME TAX UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX ON UNRELATED BUSINESS INCOME. NO TRANSFER OF THIS CLASS R CERTIFICATE WILL BE REGISTERED BY THE CERTIFICATE REGISTRAR UNLESS THE PROPOSED TRANSFEREE HAS DELIVERED AN AFFIDAVIT AFFIRMING, AMONG OTHER
THINGS, THAT THE PROPOSED TRANSFEREE IS NOT A DISQUALIFIED ORGANIZATION AND IS NOT ACQUIRING THE CLASS R CERTIFICATE FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION. A COPY OF THE FORM OF AFFIDAVIT REQUIRED OF EACH PROPOSED TRANSFEREE IS ON FILE AND AVAILABLE FROM THE TRUSTEE.

      A TRANSFER IN VIOLATION OF THE APPLICABLE RESTRICTIONS MAY GIVE RISE TO A SUBSTANTIAL TAX UPON THE TRANSFEROR OR, IN CERTAIN CASES, UPON AN AGENT ACTING FOR THE TRANSFEREE. A PASS-THROUGH
ENTITY THAT HOLDS THIS CLASS R CERTIFICATE AND THAT HAS A DISQUALIFIED ORGANIZATION AS A RECORD OWNER IN ANY TAXABLE YEAR GENERALLY WILL BE SUBJECT TO A TAX FOR EACH SUCH YEAR EQUAL TO THE PRODUCT OF (A) THE AMOUNT OF EXCESS INCLUSIONS WITH RESPECT TO THE PORTION OF THIS CERTIFICATE OWNED THROUGH SUCH PASS-THROUGH ENTITY BY SUCH DISQUALIFIED ORGANIZATION, AND (B)
THE HIGHEST MARGINAL FEDERAL TAX RATE ON CORPORATIONS. FOR PURPOSES OF THE PRECEDING SENTENCE, THE TERM "PASS-THROUGH" ENTITY INCLUDES REGULATED INVESTMENT COMPANIES, REAL ESTATE INVESTMENT TRUSTS, COMMON TRUST FUNDS, PARTNERSHIPS, TRUSTS, ESTATES, COOPERATIVES TO WHICH PART I OF SUBCHAPTER 1T OF THE CODE APPLIES AND, EXCEPT AS PROVIDED IN REGULATIONS, NOMINEES.

      NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE  LOANS
ARE  INSURED  OR  GUARANTEED  BY THE  FEDERAL  DEPOSIT  INSURANCE
CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR  ANY
OTHER GOVERNMENTAL AGENCY.


          AMRESCO RESIDENTIAL SECURITIES CORPORATION
                   MORTGAGE LOAN TRUST 1996-2
             Mortgage Loan PASS-THROUGH CERTIFICATE
                            CLASS R
                      (Residual Interest)

      Representing Certain Interests Relating to a Pool of
      Conventional Mortgage Loans Originated or Purchased
                        and Serviced by

                  LONG BEACH MORTGAGE COMPANY
                OPTION ONE MORTGAGE CORPORATION

      (This certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, AMRESCO Residential Securities Corporation, AMRESCO Residential Mortgage Corporation, Long Beach Mortgage Company or Option One Mortgage Corporation. This Certificate represents a fractional residual ownership interest in the Trust Estate.)

No:  R - 2                             April 25, 1996
                                             Date
Percentage Interest     0.001 %
                                     Final Scheduled Payment Date


                        Registered Owner

    The registered Owner named above is the registered beneficial Owner of a fractional interest in (a) the Mortgage Loans (other than any principal and interest payments due thereon on or prior to the Cut-Off Date on any Mortgage Loan that is current as of Cut-Off Date) listed in Schedule I to the Pooling and Servicing Agreement which the Seller has caused to be delivered to the Trustee (and all substitutions therefor as provided by Section 3.03, 3.04, 3.05 and 3.06 of the Pooling and Servicing Agreement), together with the related Mortgage Loan documents and the Depositor's interest in any Property which secured a Mortgage Loan but which has been acquired by foreclosure or deed in lieu of foreclosure, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, the Pre-Funding Account and the Capitalized Interest Account together with investment earnings on such amounts and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, exclusive of investment earnings thereon (except as otherwise provided in the Pooling and Servicing Agreement), whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) the Certificate Insurance Policy issued under the Insurance Agreement; (d) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing); and (e) certain of the Seller's rights under the Transfer Agreements that are being assigned to the Trust in the Pooling and Servicing Agreement to pay the Certificates as specified in the Pooling and Servicing Agreement.

     THIS  CERTIFICATE  IS A PASS-THROUGH CERTIFICATE  ONLY  AND,
NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND  INTEREST,  NO
DEBT OF ANY PERSON IS REPRESENTED HEREBY.

Trustee Authentication

BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Trustee


By:

Name:

Title:

Date of Authentication:
      This Certificate is one of a Class of duly-authorized Certificates designated as AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-2, Mortgage Loan Pass-Through Certificates, Class A-R (the "Class A-R Certificates") and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of April 1, 1996 (the "Pooling and Servicing Agreement") by and among AMRESCO Residential Mortgage Corporation, in its capacity as the Seller (the "Seller"), AMRESCO Residential Securities Corporation, in its capacity as Depositor, (the "Depositor"), Long Beach Mortgage Company, as a Servicer, Option One Mortgage Corporation as a Servicer (collectively, the "Servicers") and Bankers Trust Company of California, N.A., a national banking association, in its capacity as the Trustee (the "Trustee"), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are Certificates designated as AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-2 Mortgage Loan Pass-Through Certificates, Class A-1 (the "Class A-1 Certificates"), Class A-2, (the "Class A-2 Certificates"), Class B-IO (the "Class B-IO Certificates"). The Class A-1 Certificates and the Class A-2 Certificates shall be together referred to as the "Class A Certificates" and the Class A Certificates, the Class B-IO Certificates and the Class R Certificates are together referred to herein as the "Certificates." The Class A-1 Certificates are known as the "Fixed Rate Certificates." Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date") commencing May 28, 1996, each Owner of a Class R Certificate as of the close of business on the last day of the calendar month immediately preceding the calendar month in which a Payment Date occurs (the "Record Date") will be entitled to receive the Residual Net Monthly Excess Cashflow relating to such Certificate on such Payment Date. Distributions will be made in immediately available funds to Owners of Class R Certificates having an aggregate Percentage Interest of at least 10% (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

     The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

     The Mortgage Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement. The Pooling and
Servicing Agreement permits the Servicer to enter into Subservicing Agreements with certain institutions eligible for appointment as Subservicers for the servicing and administration of certain Mortgage Loans. No appointment of any Subservicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

      This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, AMRESCO Residential Securities Corporation, AMRESCO Residential Mortgage Corporation or Long Beach Mortgage Company or any of their affiliates. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement) and payments received by the Trustee pursuant to the Certificate Insurance Policy, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

      No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

      Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

      The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policy of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate, (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate and
(c) at any time when a Qualified Liquidation of both Mortgage Loan Groups included within the REMIC Estate is effected as described below. To effect a termination of the Pooling and Servicing Agreement pursuant to clause (c) above, the Owners of all Certificates then Outstanding shall (i) unanimously direct the Trustee on behalf of the REMIC to adopt a plan of complete liquidation for each of the Mortgage Loan Groups, as contemplated by Section 860F(a)(4) of the Code and (ii) provide to the Trustee an opinion of counsel experienced in federal income tax matters acceptable to the Certificate Insurer and the Trustee to the effect that each such liquidation constitutes a Qualified Liquidation, and the Trustee shall either sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust, or shall distribute equitably in kind all of the assets of the Trust Estate to the remaining Owners of the Certificates, each in accordance with such plan, so that the liquidation or distribution of the Trust Estate, the distribution of any proceeds of the liquidation and the termination of the Pooling and Servicing Agreement occur no later than the close of the 90th day after the date of adoption of the plan of liquidation and such liquidation qualifies as a Qualified Liquidation.

      The Pooling and Servicing Agreement additionally provides that (i) the Owners of the Class R Certificates may, at their option, purchase from the Trust all remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Monthly Remittance Date, (ii) the Servicers may, at their option, purchase from the Trust all remaining Mortgage Loans serviced by the related Servicer and any other related property remaining in the Trust Estate and thereby effect early retirement of the Certificates on any Monthly Remittance Date on or after the Servicer Clean-Up Call Date and (iii) under certain circumstances relating to the qualification of the REMIC as a REMIC under the Code the Mortgage Loans may be sold, thereby effecting the early retirement of the Certificates.

      The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

      The Certificate Insurer or the Owners of a majority of the Percentage Interests represented by the Class A Certificates, Class B-IO Certificates and the Class R Certificates, then outstanding with the prior written consent of the Certificate Insurer have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like aggregate fractional undivided interest in the REMIC will be issued to the designated transferee or transferees.

      The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Trustee, the Seller and the Servicer at any time and from time to time, with the prior written approval of the Certificate Insurer and not less than a majority of the Percentage Interest represented by each affected Class of Certificates then Outstanding, and in certain other circumstances provided for in the Pooling and Servicing Agreement may be amended without the consent of the Owners. Any such consent by the Owner at the time of the giving thereof, of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of Transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

      The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

      The Class R Certificates are issuable only as registered Certificates. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class R Certificates are exchangeable for new Class R Certificates evidencing the same Percentage Interest as the Class R Certificates exchanged.

      No service charge will be made for any such registration of transfer  or  exchange, but the Registrar or Trustee may  require
payment   of  a  sum  sufficient  to  cover  any  tax  or   other
governmental charge payable in connection therewith.

      The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary, except as may otherwise be specifically provided in the Pooling and Servicing Agreement with respect to the Certificate Insurer.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

                                   BANKERS TRUST
                                   COMPANY OF CALIFORNIA, N.A.,
                                   as


                                   By:

                                   Name:

                                   Title:




                           EXHIBIT C
             FORM OF SUBSEQUENT TRANSFER AGREEMENT

        AMRESCO Residential Securities Corporation (the "Depositor"), as Depositor, AMRESCO Residential Mortgage Corporation, as Seller (the "Seller"), as Seller, and AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-2, as Purchaser, pursuant to the Pooling and Servicing Agreement dated as of April 1, 1996 among the Seller, the Depositor, Long Beach Mortgage Company as servicer of the Mortgage Loans in Group I, Option One Mortgage Corporation as servicer of the Mortgage Loans in Group II and Bankers Trust Company of California, N.A., as Trustee (the "Pooling and Servicing Agreement"), hereby confirm their understanding with respect to the sale by the Depositor and the purchase by the Purchaser of those Mortgage Loans (the "Subsequent Mortgage Loans") listed on the attached Schedule of Mortgage Loans.

       Conveyance of Subsequent Mortgage Loans. As of _____________, 1996 (the "Subsequent Cut-Off Date"), the Seller does hereby irrevocably transfer, assign, setover and otherwise convey to the Depositor and the Depositor does hereby irrevocably transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as otherwise explicitly provided for herein) all right, title and interest in and to any and all benefits accruing from the Subsequent Mortgage Loans (other than any principal and interest payments received thereon on or prior to the Subsequent Cut-Off Date) which are delivered to the Trustee herewith (and all substitutions therefor as provided by Sections 3.03, 3.04, 3.05 and 3.06 of the Pooling and Servicing Agreement), together with the related Subsequent Mortgage Loan documents and the interest in any Property which secured a Subsequent Mortgage Loan but which has been acquired by foreclosure or deed in lieu of foreclosure, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; and proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the Subsequent Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing). The Depositor shall deliver the original Mortgage or mortgage assignment with evidence of recording thereon (except as otherwise provided by the Pooling and Servicing Agreement) and other required documentation in accordance with the terms set forth in Sections 3.05 and 3.07 of the Pooling and Servicing Agreement.

      The costs relating to the delivery of the documents specified in this Subsequent Transfer Agreement and the Pooling and Servicing Agreement shall be borne by the Depositor.

      Additional terms of the sale are attached hereto as Attachment A.

       The Depositor hereby affirms the representations and warranties set forth in the Pooling and Servicing Agreement that relate to the Depositor and the Subsequent Mortgage Loans as of the date hereof. The Depositor hereby delivers notice and confirms that each of the conditions set forth in Section 3.08(b) to the Pooling and Servicing Agreement are satisfied as of the date hereof.

      All terms and conditions of the Pooling and Servicing Agreement are hereby ratified, confirmed and incorporated herein, provided that in the event of any conflict the provisions of this Subsequent Transfer Agreement shall control over the conflicting provisions of the Pooling and Servicing Agreement.

      Terms capitalized herein and not defined herein shall have their respective meanings as set forth in the Pooling and Servicing Agreement.


                         AMRESCO RESIDENTIAL SECURITIES CORPORATION as Depositor



                         By:
                              Name:
                              Title:


                         AMRESCO RESIDENTIAL MORTGAGE CORPORATION as Seller


                         By:
                              Name:
                              Title:


                          BANKERS    TRUST
                         COMPANY  OF CALIFORNIA, N.A., as Trustee
                         for   AMRESCO   Residential   Securities
                         Corporation Mortgage Loan Trust 1996-2



                         By:
                              Name:
                              Title:


Dated:

                          EXHIBIT D
             FORM OF CERTIFICATE RE:  MORTGAGE LOANS
               PREPAID IN FULL AFTER CUT-OFF DATE


                 CERTIFICATE RE:  PREPAID LOANS


      I,  __________________________, _______________ of  AMRESCO
Residential Mortgage Corporation, hereby certify that between the "Cut-Off Date" (as defined in the Pooling and Servicing Agreement dated as of April 1, 1996 among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Mortgage Corporation, as Seller, Option One Mortgage Corporation and Long Beach Mortgage Company as the Servicers and Bankers Trust Company of California, N.A., as Trustee) and the "Startup Day," the following schedule of "Mortgage Loans" (each as defined in the Pooling and Servicing Agreement) have been prepaid in full.


    Account                  Original       Current          Date Paid
    Number      Name         Amount       Balance            Off





Dated: April __, 1996


                                   AMRESCO RESIDENTIAL
                                   MORTGAGE CORPORATION

                                   By:

                                  Title:

                                        EXHIBIT E

                                        FORM OF TRUSTEE'S RECEIPT



              TRUSTEE'S ACKNOWLEDGEMENT OF RECEIPT

      Bankers Trust Company of California, N.A., a national banking association, in its capacity as trustee (the "Trustee") under that certain Pooling and Servicing Agreement dated as of April 1, 1996 (the "Pooling and Servicing Agreement") among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Mortgage Corporation, as Seller (the "Seller"), Long Beach Mortgage Company and Option One Mortgage Corporation, as Servicers and Bankers Trust Company of California, N.A., as Trustee, hereby acknowledges receipt (subject to review as required by Section 3.06(a) of the Pooling and Servicing Agreement) of the items delivered to it by the Seller and the Depositor with respect to the Mortgage Loans pursuant to Section 3.05(b)(i) of the Pooling and Servicing Agreement.

     The Schedule of Mortgage Loans is attached to this Receipt.

      The Trustee hereby additionally acknowledges that it shall review such items as required by Section 3.06(a) of the Pooling and Servicing Agreement and shall otherwise comply with Section 3.06(b) of the Pooling and Servicing Agreement as required thereby.

                                                          BANKERS
                              TRUST  COMPANY OF CALIFORNIA, N.A.,
                              as Trustee



                              By:

                              Title:

Dated:  April __, 1996

                                                        EXHIBIT F

                                       FORM OF POOL CERTIFICATION

                       POOL CERTIFICATION

     WHEREAS, the undersigned is an Authorized Officer of Bankers Trust Company of California, N.A., a national banking association, acting in its capacity as trustee (the "Trustee") of a certain pool of mortgage loans (the "Pool") heretofore conveyed in trust to the Trustee, pursuant to that certain Pooling and
Servicing Agreement dated as of April 1, 1996 (the "Pooling and Servicing Agreement") among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Mortgage Corporation, as Seller (the "Seller"), Long Beach Mortgage
Company and Option One Mortgage Corporation as Servicers, and Bankers Trust Company of California, N.A., as Trustee; and

      WHEREAS, the Trustee is required, pursuant to Section 3.06(a) of the Pooling and Servicing Agreement, to review the Mortgage Files relating to the Pool within a specified period following the Startup Day and to notify the Seller promptly of any defects with respect to the Pool, and the Seller is required to remedy such defects or take certain other action, all as set forth in Section 3.06(b) of the Pooling and Servicing Agreement; and

      WHEREAS,  Section  3.06(a)  of the  Pooling  and  Servicing
Agreement requires the Trustee to deliver this Pool Certification upon the satisfaction of certain conditions set forth therein.

      NOW, THEREFORE, the Trustee hereby certifies that it has determined that all required documents (or certified copies of documents listed in Section 3.05 of the Pooling and Servicing Agreement) have been executed or received, and that such documents relate to the Mortgage Loans identified in the Schedule of Mortgage Loans pursuant to Section 3.06(a) of the Pooling and Servicing Agreement or, in the event that such documents have not been executed and received or do not so relate to such Mortgage Loans, any remedial action by the Seller pursuant to Section 3.06(b) of the Pooling and Servicing Agreement has been completed. The Trustee makes no certification hereby, however, with respect to any intervening assignments or assumption and modification agreements.

                                                          BANKERS
                              TRUST  COMPANY OF CALIFORNIA, N.A.,
                              as Trustee



                              By:

                              Title:

Dated: April __, 1996


                                                        EXHIBIT G

                                           FORM OF DELIVERY ORDER

                         DELIVERY ORDER



Bankers Trust Company of California, N.A., as Trustee
One M&T Plaza
Buffalo, New York  14240

Attention:  Corporate Trustee Department

Dear Sirs:

      Pursuant to Section 4.01 of the Pooling and Servicing Agreement, dated as of April 1, 1996 (the "Pooling and Servicing Agreement") among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Mortgage Corporation, as Seller, Long Beach Mortgage Company and Option One Mortgage Corporation as Servicers, and Bankers Trust Company of California, N.A., a New York banking corporation, as Trustee (the "Trustee"), the Depositor HEREBY CERTIFIES that all conditions precedent to the issuance of the AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-2, Mortgage Loan Pass-Through Certificate, Class A, Class B-IO and Class R (the "Certificates"), HAVE BEEN SATISFIED, and HEREBY REQUESTS YOU TO AUTHENTICATE AND DELIVER said Certificates, and to RELEASE said Certificates to the owners thereof, or otherwise upon their order.

                         Very truly yours,

                             AMRESCO    RESIDENTIAL    SECURITIES
CORPORATION,



                         By:

                         Title:

Dated: April __, 1996

                                EXHIBIT H


                           [RESERVED]

                                                        EXHIBIT I

                 FORM OF CLASS R TAX MATTERS TRANSFER CERTIFICATE

                    AFFIDAVIT PURSUANT TO SECTION
                    860E(e) OF THE INTERNAL REVENUE
                    CODE OF 1986, AS AMENDED

STATE OF       )
               ) ss:
COUNTY OF      )

     [NAME OF OFFICER], being first duly sworn, deposes and says:

      1. That he is [Title of Officer] of [Name of Investor] (the "Investor"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit.

       2. That (i) the Investor is not a "disqualified organization" and will not be a "disqualified organization" as of [date of transfer] (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than certain taxable instrumentalities), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas, or any organization (other than a farmers' cooperative) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income.); (ii) it is not acquiring the Class R Certificate for the account of a disqualified organization; (iii) it consents to any amendment of the Pooling and Servicing Agreement that shall be deemed necessary by the Trustee (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Class R Certificates will not be owned directly or indirectly by a disqualified organization; and (iv) it will not transfer such Class R Certificate unless (a) it has received from the transferee an affidavit in substantially the same form as this affidavit containing these same four representations and
(b) as of the time of the transfer, it does not have actual knowledge that such affidavit is false.

      IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this
day of           ,      .

                         [NAME OF INVESTOR]

                         By:
                         [Name of Officer]
                         [Title of Officer]

[Corporate Seal]

Attest:


[Assistant] Secretary

      Personally appeared before me the above-named [Name of Officer], known or proved to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

       Subscribed   and  sworn  before  me  this         day   of
,      .




NOTARY PUBLIC

COUNTY OF

STATE OF

      My  commission expires the      day  of                   ,
 .
                                                        EXHIBIT J

                                                   FORM OF NOTICE


TO:  [_________________________________]


RE:   AMRESCO  Residential Securities Corporation  Mortgage  Loan
Trust 1996-2
     Mortgage Loan Pass-Through Certificate, Class A
     Policy No.

Determination Date:

Payment Date:


We refer to that certain Pooling and Servicing Agreement by and between AMRESCO Residential Mortgage Corporation, as Seller, AMRESCO Residential Securities Corporation, as Depositor, and Long Beach Mortgage Company and Option One Mortgage Corporation as Servicers, Bankers Trust Company of California, N.A., as Trustee (the "Trustee"), relating to AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-2 and dated as of April 1, 1996; all capitalized terms not otherwise defined herein shall have the same respective meanings as set forth in such Pooling and Servicing Agreement.

An Insured Payment, as defined in the Pooling and Servicing Agreement, is required to be paid and, pursuant to Section 7.08(b) of the Pooling and Servicing Agreement, this statement constitutes a claim for such Insured Payment in the amount of $ under the Certificate Insurance Policy.

BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Trustee



By:
Name:
Title:
Telephone Number: